EXECUTION COPY

SECOND AMENDMENT TO
RECEIVABLES PURCHASE AGREEMENT
SECOND AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT, dated as of November 25, 2016 (this “Amendment”), among KELLOGG FUNDING COMPANY, LLC, a Delaware limited liability company (the “Seller”), KELLOGG BUSINESS SERVICES COMPANY, a Delaware corporation (the “Servicer”), COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as a Purchaser, each of the other PURCHASERS party hereto from time to time, and COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as administrative agent (the “Administrative Agent”) for each of the Purchasers.
RECITALS
WHEREAS, the parties refer to that certain Receivables Purchase Agreement dated as of July 13, 2016, as amended by First Amendment to Receivables Purchase Agreement dated as of September 29, 2016 (as so amended, the “Existing Receivables Purchase Agreement” and, as further amended, supplemented or otherwise modified from time to time, the “Receivables Purchase Agreement”) among the parties to this Amendment. Unless otherwise provided elsewhere herein, capitalized terms used herein shall have the respective meanings assigned thereto in the Receivables Purchase Agreement, and, in addition, this Amendment is to be interpreted and construed in accordance with the provisions set forth in Section 1.02 of the Receivables Purchase Agreement; and
WHEREAS, the parties to this Amendment have agreed to amend the Existing Receivables Purchase Agreement on the terms and conditions set forth in this Amendment;
NOW, THEREFORE, the parties to this Amendment hereby agree as follows:
SECTION 1.Amendments to Existing Receivables Purchase Agreement. Effective as of the Effective Date (as defined below), subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Existing Receivables Purchase Agreement is hereby amended as follows:

(a)The first sentence of Section 2.02(b) of the Existing Receivables Purchase Agreement is hereby amended by deleting such sentence and substituting, in lieu thereof, the following:

A Cash Outlay Notice shall be delivered to the Administrative Agent not later than 11:00 a.m. (New York City time) on the second (2nd) Funding Notice Business Day prior to the Cash Outlay Date on which Cash Outlays are requested.
(b)Annex I to the Existing Receivables Purchase Agreement is hereby amended by adding the following definition in the appropriate alphabetical order:

“Funding Notice Business Day” means any day other than (a) a Saturday or Sunday or (b) a day on which banking institutions located in New York, New York or Luxembourg, Luxembourg are permitted or required by applicable law or regulation to remain closed.
(c)Annex I to the Existing Receivables Purchase Agreement is hereby amended by deleting the definition of “Reporting Date” and substituting, in lieu thereof, the following:

“Reporting Date” means (a) before the Facility Termination Date, with respect to each Monthly Period, the second Funding Notice Business Day prior to the Settlement Date with respect to such Monthly Period and (b) from and after the Facility Termination Date, with respect to such periods (each not to be shorter than a week) as Administrative Agent, in its sole discretion, may select, the number of Business Day(s) after the last day of the applicable period as the Administrative Agent, in its sole discretion, may select, but in no event less than two Business Days.
SECTION 2.Conditions Precedent. The amendments set forth in Section 1 above shall become effective as of the date (the “Effective Date”) upon which the following conditions precedent shall have been satisfied:

(a)Amendment. The Administrative Agent shall have received, on or before the date hereof, counterpart signature pages to this Amendment executed by each of the parties to this Agreement.

(b)Performance Undertaking. The Administrative Agent shall have received, on or before the date hereof, counterpart signature pages to the Reaffirmation of Performance Undertaking Agreement dated as of the date hereof made by the Parent in favor of the Administrative Agent.

SECTION 3.Representations and Warranties of the Borrower. Each of the Seller and the Servicer hereby represents and warrants to each Purchaser and the Administrative Agent that, on and as of the date hereof:

(a)this Amendment has been duly executed and delivered by it, and this Amendment and the Existing Receivables Purchase Agreement as amended hereby constitute, its legal, valid and binding obligations, enforceable in accordance with their respective terms subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law); and

(b)its representations and warranties contained in the Receivables Purchase Agreement or in the other Transaction Documents to which it is a party are true and correct in all material respects as of the date hereof, with the same effect as though made on such date (after giving effect to this Amendment), except to the extent such representation or warranty expressly relates only to a prior date.

SECTION 4.Miscellaneous.

(a)This Amendment may be amended, modified, terminated or waived only as provided in Section 10.06 of the Receivables Purchase Agreement.

(b)Except as expressly modified as contemplated hereby, the Receivables Purchase Agreement is hereby confirmed to be in full force and effect in accordance with its terms and is hereby ratified and confirmed. This Amendment is intended by the parties to constitute an amendment and modification to, and otherwise to constitute a continuation of, the Receivables Purchase Agreement, and is not intended by any party and shall not be construed to constitute a novation thereof or of any obligation of any party thereunder. This Amendment shall constitute a Transaction Document.

(c)This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns under the Receivables Purchase Agreement.

(d)This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed signature page to this Amendment by facsimile transmission or other electronic image scan transmission shall be effective as delivery of a manually signed counterpart of this Amendment.

(e)The provisions of this Amendment are intended to be severable. If any provision of this Amendment shall be held invalid, illegal or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without in any manner affecting the validity, legality or enforceability of such provision in any other jurisdiction or the remaining provisions hereof in any jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

(f)THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. Each party hereto hereby irrevocably submits to the non-exclusive jurisdiction of any New York State or Federal court sitting in New York City in any action or proceeding arising out of or relating to this Amendment, and each party hereto hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court. The parties hereto hereby irrevocably waive, to the fullest extent they may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. The parties hereto agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(g)EACH OF THE SELLER, THE SERVICER, THE ADMINISTRATIVE AGENT AND EACH PURCHASER HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OF THE OTHER TRANSACTION DOCUMENTS OR THE ACTIONS OF THE ADMINISTRATIVE AGENT OR ANY PURCHASER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF OR THEREOF. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT AND THE OTHER TRANSACTION DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 4(g).

(h)The parties to this Amendment agree that in connection with the next amendment, if any, to the Receivables Purchase Agreement, they will discuss potential changes to Section 2.12 of the Receivables Purchase Agreement and related provisions to provide for the ability of individual Purchasers to terminate their purchases thereunder (while other Purchasers continue to make purchases).

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto, by their duly authorized signatories, have executed and delivered this Amendment as of the date first above written.
COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as Administrative Agent and Purchaser

By:    _______    /s/Raymond Dizon
Name: Raymond Dizon
Title: Executive Director

By:    _______    /s/Thomas Giuntini
Name: Thomas Giuntini
Title: Executive Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH
as a Purchaser

By:    _______    /s/Eric Williams
Name: Eric Williams
Title: Managing Director

KELLOGG BUSINESS SERVICES COMPANY,
as Servicer

By:    _______    /s/Joel Vanderkooi
Name: Joel Vanderkooi
Title: VP-Treasurer

KELLOGG FUNDING COMPANY, LLC,
as Seller

By:	___/s/Joel Vanderkooi
Name: Joel Vanderkooi
Title: Treasurer